Exhibit 99.1

Cause No. 017-289273-16

THE LAWRENCE C. HEADLEY LIVING TRUST by Lawrence C. Headley, Trustee, derivatively on behalf of UNITED DEVELOPMENT FUNDING INCOME FUND V,

Plaintiff,

v.

HOLLIS M. GREENLAW, et al.,

-and-

UNITED DEVELOPMENT FUNDING INCOME FUND V,

Nominal Defendant.

§ § § § § § § § § § § § § § §	IN THE DISTRICT COURT 17th JUDICIAL DISTRICT TARRANT COUNTY, TEXAS

STIPULATION OF SETTLEMENT

This Stipulation of Settlement dated as of February 27, 2018 (the “Stipulation”) is made and entered into by and among the following parties: (i) plaintiff in the above-captioned action, Lawrence C. Headley as Trustee of the Lawrence C. Headley Living Trust, suing derivatively on behalf of United Development Funding Income Fund V (“UDF V” or the “Company”), by and through his counsel of record (the “Plaintiff”); (ii) defendants in the above-captioned action, Hollis M. Greenlaw, William M. Kahane, Philip K. Marshall, Eustace W. Mita, Steven J. Finkle, Cara D. Obert (together, the “Individual Defendants”), UDFH General Services, L.P., UDFH Land Development, L.P., and UDF Holdings, L.P. (together, the “ UDF V Advisor Defendants”), by and through their respective counsel of record; and (iii) nominal defendant UDF V (together, with the Individual Defendants and the UDF V Advisor Defendants, the “Defendants”) in the above-captioned action, by and through its counsel of record. The Stipulation and the proposed settlement contemplated by it (the “Settlement”) are intended by Plaintiff and Defendants (“the Settling Parties”) to fully, finally, and forever resolve, discharge, and settle the Released Claims (as defined below), upon and subject to the terms and conditions hereof.

I.	THE DEFENDANTS

UDF V is a real estate investment trust (“REIT”) that issues loans to acquire and develop residential real estate. Shares of UDF V are publicly registered, but not traded on a national securities exchange. UDF V is one fund within a family of funds engaged in such activities (the “UDF Programs” or “UDF Funds”), including but not limited to United Mortgage Trust (“UMT”), United Development Funding I (“UDF I”), United Development Funding II, L.P. (“UDF II”) United Development Funding III, L.P. (“UDF III”), United Development Funding IV (“UDF IV”), and United Development Funding Land Opportunity Fund (“UDF LOF”).

UDF V is organized under Maryland law with its principal place of business located at 1301 Municipal Way, Suite 100, Grapevine, Texas 76051. Defendant UDFH General Services, L.P. (“UDFH GS”) serves as UDF V’s subadvisor and in that capacity is responsible for managing UDF V on a day-to-day basis. Defendant UDFH Land Development, L.P. (“UDFH LD”) is UDF V’s asset manager. Defendant UDF Holdings, L.P. owns 100 percent of the limited partnership interests of UDFH GS and UDFH LD.

UDF V’s affairs are overseen by its Board of Trustees (the “Board”). Defendant Hollis M. Greenlaw is Chairman of the Board and Chief Executive Officer of UDF V. William M. Kahane previously served on the Board as an affiliated Trustee; Philip K. Marshall, Eustace W. Mita, and Steven J. Finkle, serve on, or previously served on, the Board as independent Trustees. Cara D. Obert is the Chief Financial Officer and Treasurer of UDF V.

II.	THE LITIGATION

Plaintiff initiated this suit, styled The Lawrence C. Headley Living Trust v. Hollis M. Greenlaw, et al., No. 017-289273-16 (the “Action”), on December 2, 2016 by filing his Shareholder Derivative Petition against Defendants in District Court for the 17th Judicial District in Tarrant County, Texas. Thereafter, on June 23, 2017, Plaintiff filed his Amended Shareholder Derivative Petition, alleging three causes of action—breach of fiduciary duty, aiding and abetting the breach, and unjust enrichment.

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III.	PLAINTIFF’S SUMMARY OF HIS ALLEGATIONS

Plaintiff initiated this shareholder derivative action in the right, and for the benefit, of UDF V, against the Individual Defendants in their capacities as current or former Trustees and (in the case of Defendant Obert) as the Company’s Chief Financial Officer, and certain related party entities and the owners thereof, seeking to remedy the harm Plaintiff contends was inflicted upon the Company as a result of Defendants’ alleged misconduct, unjust enrichment and violation of their fiduciary duties. Plaintiff alleges that Defendants caused UDF V’s assets to be depleted by diverting the proceeds of sales of shares of UDF V in its public offering to essentially prop up and retire debt obligations owed to other affiliated REITs previously structured by UDF V’s sponsors, including United Mortgage Trust and other UDF Funds.

Plaintiff asserts that these other UDF Funds were exhibiting signs of financial distress due to non-performing loans and a high concentration of loans extended to companies controlled by Texas real estate developer Mehrdad Moayedi (“Moayedi”) and his development company, Centurion American Development Group (“Centurion”). Plaintiff asserts further that UDF IV had itself acquired aged, non-performing loans owed by Moayedi and Centurion to its predecessor funds, including UDF III, that entities controlled by Centurion and Moayedi were not repaying their loans, which were secured in part by raw undeveloped land, and that rather than report these loans as non-performing, Defendants instead capitalized the interest and categorized the larger principal balances as performing assets that were likely to be repaid in UDF III and UDF IV’s periodic reports filed with the Securities and Exchange Commission (“SEC”).

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Plaintiff further alleges that by 2014, UDF IV’s assets had largely been deployed in the foregoing manner to prop up the balance sheets of its predecessor UDF Funds. Defendants then commenced the UDF V offering on July 25, 2014, offering shares to the public at $20 a share. By December 3, 2015, UDF V had issued 2,764,252 shares and raised approximately $55.0 million in gross proceeds (approximately $48.5 million in net proceeds) in connection with the UDF V offering. Plaintiff also alleges, on information and belief, that of the approximately $48.5 million in net offering proceeds raised by UDF V, Defendants actually lent at least $22 million to Centurion affiliates, and that UDF V committed over $74.5 million to Centurion affiliates, suggesting that even more of UDF V’s capital would have been used to prop up preceding UDF Funds had UDF not come under significant financial distress, due in large part to its concentrated loan portfolio. Hence, Plaintiff alleges that UDF V’s investor capital was used to effectively bail out and repay bad loans that UDF III had made previously to Centurion/Moayedi affiliates.

It is Plaintiff’s contention that Defendants had competing fiduciary obligations to various UDF Funds and had business interests in these Funds, incentivizing them to throw “good” UDF V money after “bad” money already lent to debtors of the predecessor UDF Funds. Plaintiff alleges that UDF V’s Investment Committee was conflicted because it was comprised of the same three members as the investment committee for UDF III and UDF IV, and that the individual members of the Investment Committee had numerous other conflicts of interest.

Plaintiff further alleges that at relevant times, at least three of the five Trustees of UDF V, who are also the only remaining Trustees of UDF V, were on both sides of loan transactions with third parties involving UDF V and other UDF Programs by virtue of their service as Trustees of UDF IV and otherwise. Plaintiff asserts that these transactions disadvantaged UDF V, to the benefit of UDF III and UDF IV, because UDF V effectively repaid loans owed by third parties to UDF III and UDF IV.

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Plaintiff brought this action derivatively on behalf of the Company, seeking damages, disgorgement of unjust enrichment, and the appointment of a Receiver to remedy damage to the Company caused by Defendants’ alleged breaches of duty.

IV.	COURSE OF THE LITIGATION

By stipulation dated December 21, 2016, the Defendants accepted service of process and the Settling Parties notified the Court that settlement discussions had been taking place among the parties in a class action arising out of the same underlying factual allegations as this matter, captioned Mark Hay, et al. v. United Development Funding IV, et al., No. 4:16-cv-00188-M, which was pending in the United States District Court for the Northern District of Texas (the “Hay Class Action”). The Settling Parties requested a stay of this action until the earlier of six months or 45 days after (a) entry of any order(s) denying any and all motions to dismiss the complaint in the Hay Class Action; (b) entry of a final order dismissing the Hay Class Action with prejudice; or (c) the filing of an answer by the defendants in the Hay Class Action. The Court granted the requested stay.

On June 21, 2017, the Settling Parties filed a Joint Status Report and Petition to Extend Stay, in which the Settling Parties advised the Court that they had initiated discussions to explore a possible early resolution of this action as well as the Hay Class Action and other actions involving UDF entities. The Settling Parties requested that the Court extend the stay which had previously been entered for an additional three-month period, in order to afford the Settling Parties an opportunity to continue their discussions regarding a possible negotiated resolution of this action. In addition, Plaintiff requested leave to file an amended complaint, with the proviso that the Defendants would not be required to answer or otherwise plead to such amended complaint until 60 days after the additional stay was lifted or expired. Plaintiff filed his Amended Shareholder Derivative Petition on June 23, 2017.

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On September 20, 2017, the Settling Parties filed a second Joint Status Report and Petition to Extend Stay, wherein they reported that their discussions regarding a potential early resolution of the action were continuing, and that informal discovery in aid of their discussions was being conducted. This discovery included an interview by Plaintiff’s counsel (as well as counsel for plaintiffs in the Hay Class Action and other actions involving certain of the Defendants which are pending in the United States District Court for the Northern District of Texas or other District Courts in Tarrant County, Texas (together, the “UDF Related Actions”)) of Timothy McCormick of the law firm Thompson & Knight LLP, independent counsel for the Audit Committee of UDF IV, which had been commissioned previously to investigate allegations made by Hayman Capital Management, L.P. (“Hayman Capital”) that the UDF Programs operated as a “Ponzi” scheme.1 This interview occurred on August 22, 2017. During the interview, Mr. McCormick discussed the Audit Committee investigation of the Hayman Capital allegations, and provided information on a number of relevant topics including, but not limited to: a chronology of the investigation, description of efforts undertaken, and a summary of conclusions reached by UDF IV’s Audit Committee; an account of events and conversations that occurred between UDF IV and its former and current auditors (which also served or serve as UDF V’s auditors); a detailed explanation of how UDF IV operated with respect to its affiliates, advisors, and managers; and UDF IV’s response to Hayman Capital. Mr. McCormick also responded to questions posed by counsel for the various participating plaintiffs. Counsel for the Defendants did not attend the interview of Mr. McCormick. In addition to participating in the interview with Mr. McCormick, Plaintiff’s counsel reviewed more than 170,000 pages of documents concerning UDF IV and V’s operations and investments, and the transactions and loans at issue herein, as well as the deliberations of the Company’s Investment Committee concerning the transactions at issue which were made available for review. Plaintiff’s counsel reviewed these documents at the offices of defense counsel in Chicago in August 2017.

1       Mr. McCormick also serves as independent counsel for the Demand Review Committee of the Board of Trustees of UDF IV, which was formed and authorized to investigate allegations similar to those leveled by Hayman Capital which are contained in various shareholder demand letters which have been received by the Board of Trustees of UDF IV.

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Settlement negotiations continued following this discovery. After extended arm’s-length negotiations, Plaintiff and Defendants reached an agreement in principle to resolve this action. On January 18, 2018, the Settling Parties memorialized this agreement in principle by executing a Memorandum of Understanding (the “MOU”). This Stipulation encompasses the material terms of the MOU.

V.	PLAINTIFF’S VIEW OF HIS CLAIMS AND THE BENEFITS OF SETTLEMENT

Plaintiff asserts that the allegations asserted in the Amended Petition are wholly true and meritorious. If this case proceeds to trial Plaintiff expects to prevail on all claims asserted. Nonetheless, Plaintiff recognizes the uncertainty of litigation and trial, and the foremost concern is the value that may be returned to the Company through this action in compensation, while also establishing a structure to provide security to the Company and its shareholders in the future. As part of the benefit of this settlement, Plaintiff seeks a stable management with appropriate oversight to maximize shareholder value and protection in the future.

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Additionally, Plaintiff understands the risk of collection following a verdict against Defendants. In balancing these risks, Plaintiff believes the benefit of settling this matter offers the greatest security to the shareholders at this time.

VI.	DEFENDANTS’ RESPONSE TO PLAINTIFF’S ALLEGATIONS AND DENIALS OF WRONGDOING AND LIABILITY

Defendants believe that Plaintiff’s claims are without merit, and deny any liability in connection with the action and the claims asserted by Plaintiff in the Complaint. Hayman Capital’s allegations are false, UDF has never operated as a Ponzi scheme or perpetrated a fraud, and it has always operated in accordance with strong corporate governance and oversight standards. Defendants recognize, however, that public confidence in UDF V has been shaken by Hayman Capital’s campaign of false accusations, and believe that the additional corporate governance measures incorporated in the contemplated Settlement may assist in restoring public confidence by reaffirming that UDF V welcomes thorough oversight of its business and operations. Defendants also recognize that the time and expense of continued proceedings, and the distraction of UDF V’s Board and management from the Company’s business, is detrimental both to UDF V and its shareholders. Because the contemplated Settlement will allow UDF V to avoid the distraction and expense the defense of this lawsuit through trial and, potentially, appeals would entail, Defendants believe that the Settlement is in the best interests of UDF V and its shareholders. By agreeing to the contemplated Settlement, Defendants do not admit or concede the accuracy or sufficiency of any of the allegations in the Complaint in this or any other action, or any wrongdoing, liability or violations of any law.

VII.	TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among Plaintiff and derivatively on behalf of the Company, the Individual Defendants, the UDF V Advisor Defendants and nominal defendant UDF V, by and through their respective counsel of record, subject to the approval of the Court, as follows:

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1.	Settlement of the Derivative Claims; Notice; Preliminary Approval Hearing; and Settlement Hearing

1.1	Monetary Contribution. Within fifteen (15) days after final Court approval of the Settlement following notice to UDF V Shareholders and the final Settlement Hearing, the Individual Defendants will cause one million five hundred thousand dollars ($1,500,000) to be paid under the applicable policy of insurance (the “UDF V Insurance Policy”) and to be deposited into an escrow account for purposes of effecting the settlement contemplated by this Stipulation (the “Settlement Fund”). A portion of the Settlement Fund shall be used to pay any attorneys’ fees awarded to Plaintiff (including, if any, any incentive award), implement the corporate governance measures set forth herein and/or for other corporate purposes including payment or partial payment of any award, judgment or settlement in connection with the Hay Class Action. The remaining balance of the Settlement Fund after payment of any attorneys’ fees awarded to Plaintiff (including, if any, any incentive award) may be disbursed from the escrow account to UDF V upon the occurrence of the Effective Date. The remaining balance of the UDF V Insurance Policy limit ($1,500,000) will be used to fund (in part) the settlement of the Hay Class Action, provided that such settlement is finally approved by the Court presiding over the Hay Class Action and all other conditions precedent to payment of the settlement consideration in the Hay Class Action are fulfilled.

1.2	Corporate Governance. Without admitting any wrongdoing, Defendants acknowledge and agree that: (i) they were aware of and considered Plaintiff’s demands and lawsuit when agreeing to this Settlement; (ii) Plaintiff’s action was a significant factor in facilitating UDF V’s continuing efforts to implement, reinforce, and enhance the following corporate governance measures (the “Corporate Governance Measures”); and (iii) the Corporate Governance Measures confer a substantial benefit upon UDF V and its shareholders. By executing this Stipulation, Defendants Greenlaw, Marshall, and Finkle (the “UDF Defendants”) hereby agree that after entry of the Judgment, as defined in Section 1.5, they will cause UDF V to adopt and implement the following Corporate Governance Measures:

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A.	Chief Compliance Officer. UDF V will appoint a qualified person to serve in the capacity of Chief Compliance Officer (“CCO”) for UDF IV and UDF V, and potentially other affiliated entities, who will focus on overseeing compliance with local, state and federal laws, as well as Company policies. The CCO will have at least three (3) years relevant experience at a public company. The CCO will report directly to the Audit Committee, and will be subject to dismissal at the discretion of the Board upon a majority vote by the Board’s independent trustees. The duties of the CCO will include the following elements:

i.	The CCO shall oversee and (as necessary) develop a comprehensive legal compliance and ethics program (the “Compliance Program”) designed to evaluate, maintain and correct overall compliance with all federal and state laws and regulations in the Code of Business Conduct and Ethics (the “Code”). The program will be modeled after and/or revised to comport with Section 8B2.1 the U.S. Federal Sentencing Guidelines, titled “Effective Compliance and Ethics Programs,” and will center around seven (7) components: (1) oversight by a senior-level compliance officer; (2) clear standards and procedures communicated to employees; (3) employee training; (4) monitoring and auditing capabilities; (5) annual progress reports (which will be made to the Audit Committee); (6) written procedural policies for conducting internal investigations and addressing complaints; and (7) enhancements to existing policies to clarify the employee discipline process and compliance incentive programs. UDF V will retain an external compliance expert to review the Compliance Program and Code to ensure they comport with current best practices within the industry;

ii.	Whenever it appears that a violation of a federal or state law, or the Code, has occurred or is about to occur, the CCO shall report such violation or potential violation to the Audit Committee and make a recommendation to the Audit Committee as to whether an investigation of the relevant facts and circumstances is advisable. Upon receipt of such report, the Audit Committee shall determine whether an investigation should be initiated by the CCO or by such other person as the Audit Committee may designate. The results of any such investigation shall be reported to the Audit Committee, which shall determine what further action, if any, is to be taken in light of the results of investigations;

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iii.	The CCO shall, in consultation with the Audit Committee, review and if appropriate improve or suggest improvement to existing procedures for the receipt, retention and consideration of reports or evidence of violations of applicable federal or state law, or of the Code;

iv.	The CCO shall make quarterly reports to the Audit Committee regarding the Compliance Program; and

v.	The CCO shall regularly publicize and promote the Compliance Program within UDF V.

B.	Sunset Provision. The agreed governance changes set forth herein shall remain in effect for a period of three years following final Court approval of the settlement of Evans v. Greenlaw, et al., No. 3:16-cv-00635 (N.D. Tex.).

1.3	Notice. After execution of this Stipulation, Plaintiff shall submit the Stipulation together with its Exhibits to the Court and shall move for entry of an order substantially in the form of Exhibit A hereto (the “Preliminary Approval Order”), requesting, among other things, the preliminary approval of the Settlement set forth in the Stipulation, and approval for the filing and publication of the Settlement Notice, substantially in the forms attached hereto as Exhibits A-1 (“Long-Form Notice”) and A-2 (“Short-Form Notice,” and together with the Long-Form Notice, the “Settlement Notice”), which shall include the general terms of the Settlement set forth in the Stipulation and the date of the Settlement Hearing as described below.

1.4	Within twenty-one (21) days after the Court’s entry of the Preliminary Approval Order, UDF V shall cause the Stipulation and Long-Form Notice to be filed with the SEC along with an SEC Form 8-K or other appropriate filing, and publish the Short-Form Notice once in Investor’s Business Daily. The SEC filing will be accessible via a link on the “Investors” page of http://www.udfincomefundv.com, the address of which shall be contained in the Settlement Notice. UDF V shall pay all reasonable expenses incurred in the publishing of the Settlement Notice (and to the extent ordered by the Court, mailing or filing the Settlement Notice).

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1.5	Plaintiff will also request that forty-five (45) days after the Settlement Notice is given, the Court hold a joint hearing in the action (the “Settlement Hearing”) to consider and determine whether the Final Order and Judgment to be rendered by the Court in the action upon its final approval of the settlement (“Judgment”), substantially in the form of Exhibit B hereto, should be entered: (a) approving the terms of the Settlement as fair, reasonable, and adequate; and (b) dismissing with prejudice the action against Defendants.

2.	Releases

2.1	Pursuant to the Judgment, as defined in Section 1.5, upon the Effective Date, as defined in Section 4.1, the Plaintiff (acting on his own behalf and on behalf of UDF V), Plaintiff’s counsel, UDF V and each UDF V shareholder shall have, and by operation of the Judgment shall be deemed to have, fully, finally, and forever released, relinquished, and discharged and dismissed with prejudice the Released Claims, as defined in Section 2.2, including Unknown Claims, as defined in Section 2.5, against the Released Persons, whether acting alone or in concert with others. Nothing herein shall in any way impair or restrict the rights of any Settling Party or any other Released Person to enforce the terms of this Stipulation or the Settlement.

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2.2	“Released Claims” means any and all manner of claims, demands, rights, actions, causes of action, liabilities, damages, losses, obligations, judgments, duties, suits, costs, expenses, matters, and issues known, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, liquidated or unliquidated, matured or unmatured, accrued or unaccrued, apparent or unapparent, including Unknown Claims, of every nature and description whatsoever, known or unknown, that have been, or could have been asserted in Plaintiff’s action, or any putative derivative action on behalf of UDF V against any Released Persons, either acting alone or in concert with others, based on acts and/or omissions in connection with, arising out of, or relating to, the facts, transactions, events, matters, occurrences, acts, disclosures, statements, omissions, or failures to act alleged in the Complaint, through and including the date of execution of this Stipulation, as well as any claim based upon, stemming from or related to any future indemnification arising from such facts, transactions, events, matters, occurrences, acts, disclosures, statements, omissions, or failures to act alleged in the Complaint; except that “Released Claims” shall not include (a) any claims by or on behalf of UDF V against any insurance carrier which has issued a policy of insurance covering claims against directors and/or officers of UDF V, (b) the right to enforce this Stipulation or the Settlement, including the award of fees and expenses referenced herein in Section 3, and (c) any of the claims asserted in the Hay Class Action.

2.3	“Released Persons” means each Defendant and each of a Defendant’s past, present or future trustees, directors, officers, employees, partners, members, principals, agents, insurers, reinsurers, attorneys, accountants, legal representatives, predecessors, successors, parents, subsidiaries, divisions, assigns, related or affiliated entities, spouses, heirs, and any member of his or her immediate family, or any trust of which that person is a settlor or which is for the benefit of that person and/or member(s) of that person’s family. Without in any way limiting the foregoing, Released Persons shall include: UMTH General Services, L.P., UMTH Land Development, L.P., UDF Holdings, L.P., UDFH General Services, L.P., UDFH Land Development, L.P., United Mortgage Trust, UMT Services, Inc., UMT Holdings, L.P., United Development Funding, L.P., United Development Funding, Inc., United Development Funding II, L.P., United Development Funding II, Inc., United Development Funding, III L.P., United Development Funding IV, United Development Funding Income Fund V, United Development Funding, X, Inc., United Development Funding Land Opportunity Fund, Hollis M. Greenlaw, Philip K. Marshall, J. Heath Malone, Steven J. Finkle, John R. Ray, Eustace Mita, William M. Kahane, Todd Etter, Cara D. Obert, Stacey H. Dwyer, Melissa H. Youngblood, Scot W. O’Brien, David A Hanson, Michael K. Wilson, Ben L. Wissink, and J. Brandon Jester.

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2.4	Pursuant to the Judgment, as defined in Section 1.5, upon the Effective Date, as defined in Section 4.1, each of the Defendants, on behalf of themselves, their heirs, executors, administrators, predecessors, successors and assigns, shall have, and by operation of the Judgment shall be deemed to have, released and forever discharged, and shall forever be barred and enjoined from initiating, continuing, filing or otherwise prosecuting “Settled Defendants’ Claims,” defined as any and all manner of claims, demands, rights, actions, causes of action, liabilities, damages, losses, obligations, judgments, duties, suits, costs, expenses, matters, and issues known, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, liquidated or unliquidated, matured or unmatured, accrued or unaccrued, apparent or unapparent, including Unknown Claims, relating to or arising from or by virtue of the institution, prosecution or settlement of this action, that have been or could have been, or in the future can or might be, asserted by any Defendant in any court, tribunal, or proceeding by any Defendant against Plaintiff and all other UDF V shareholders and their counsel; provided, however, that the Settled Defendants’ Claims shall not include any claims to enforce this Stipulation or the Settlement.

2.5	The Released Claims and the Settled Defendants’ Claims shall include “Unknown Claims.” The phrase “Unknown Claims” means any claim that UDF V, Plaintiff or any other UDF V shareholder does not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons, and any Settled Defendants’ Claims that any Defendant or any other Released Person does not know or suspect to exist in his, her or its favor at the time of the release of the Plaintiff and all other UDF V shareholders and Plaintiff’s Counsel, which, if known, might have affected the decision to enter into the Settlement. “Unknown Claims” includes, but is not limited to, any claims based on or relating to in any way to the investigations by the U.S. Securities and Exchange Commission and the U.S. Department of Justice, as discussed in paragraphs 9 and 116-117 of Plaintiff’s Amended Shareholder Derivative Petition, and/or any settlement, lawsuit, allegations, or charges resulting from either of those investigations. With respect to Unknown Claims, the Settling Parties each expressly waive any and all provisions, right, and benefits of California Civil Code Section 1542, which provides:

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A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

The Settling Parties each shall expressly waive any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code Section 1542.

The Settling Parties each acknowledge that the foregoing waiver was separately bargained for and a key element of the Settlement of which this release is a part. Nothing herein shall, however, bar any action or claim to enforce the terms of this Stipulation or the Judgment. The Settling Parties acknowledge that they may discover facts in addition to or different from those that they now know or believe to be true with respect to the subject matter of this release, but that it is their intention to fully, finally, and forever settle and release any and all claims released hereby, known or unknown, suspected or unsuspected, which now exist, heretofore exist, or may hereafter exist, and without regard to the subsequent discovery of such additional or different facts.

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2.6	The Settling Parties will seek entry of the Judgment by the Court, dismissing the Actions with prejudice and barring the Released Claims.

2.7	Notwithstanding anything stated anywhere herein, Defendants are not releasing any claims arising from or relating to the claims set forth in United Development Funding, L.P. et al. v. J. Kyle Bass et al., Dallas County Court No. CC-17-06253-B (filed November 28, 2017), and nothing herein shall be interpreted as limiting or affecting Defendants’ claims in that action in any way, as it currently exists or as it may be amended.

3.	Plaintiff’s Counsel’s Attorneys’ Fees and Reimbursement of Expenses

3.1	Plaintiff’s counsel shall apply to the Court for an award of attorneys’ fees and reimbursement of expenses to be paid from the Settlement Fund. Defendants shall not oppose Plaintiff’s application for such fee and expense award, provided that Plaintiff does not seek an amount in excess of three hundred fifteen thousand dollars ($315,000). Any failure by the Court to approve the amount of such fees, or the incentive awards referenced in Section 3.7 hereof, shall not affect the validity of the terms of this Stipulation or the Settlement.

3.2	Within seven (7) days after the payment of the Monetary Contribution into the Settlement Fund as described in Section 1.1 above, UDF V shall pay or cause to be paid to Plaintiff’s counsel from the Settlement Fund the fees and expenses awarded by the Court (the “Fee and Expense Award”), notwithstanding the existence of any timely filed objections to the award, or potential for appeal therefrom, or collateral attack on the Settlement or any part thereof.

3.3	Payment of the Fee and Expense Award shall constitute final and complete payment for Plaintiff’s attorneys’ fees and reimbursement of expenses that have been incurred or will be incurred in connection with the action and resolution of the derivative claims asserted in the action.

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3.4	Upon payment of the Fee and Expense Award by or on behalf of UDF V, the balance of the Settlement Fund shall become released from escrow and available for use by UDF V for any purpose permissible under Section 1.1.

3.5	The fees and expenses paid hereunder shall be subject to the joint and several obligation of Plaintiff’s counsel to refund within twenty-one (21) days all amounts received (less any portion of the Fee and Expense Award as is finally determined to be payable to Plaintiff’s counsel) if, as a result of any proceeding or successful collateral attack, the Fee and Expense Award is modified, reduced or reversed, if the award does not become final, if the Settlement itself is voided by any party as provided herein or by the terms of the Settlement, or if the Settlement or the Judgment is later vacated or reversed by any court of competent and valid jurisdiction.

3.6	Plaintiff’s counsel shall be responsible for allocating the Fee and Expense Award amongst themselves and any other additional counsel in their sole discretion, and in consultation with their respective clients; provided, however, that no additional counsel representing a UDF V shareholder who files a putative shareholder derivative action on behalf of UDF V based on acts and/or omissions in connection with, arising out of, or relating to, the facts, transactions, events, matters, occurrences, acts, disclosures, statements, omissions, or failures to act alleged in the Complaint shall receive any allocation of fees or expenses until such counsel dismisses such separate action with prejudice. Plaintiff and his counsel may not cancel or terminate the Stipulation or the Settlement based on the Court’s or any appellate court’s ruling with respect to attorneys’ fees and expenses. Defendants shall have no responsibility for, or liability with respect to, the allocation among any counsel for UDF V shareholders of any award of fees and expenses that the Court may make, and Defendants take no position with respect to such matters.

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3.7	Based on the results of the action, Plaintiff’s counsel reserves the right to request Court approval for a limited incentive award for Plaintiff, in an amount not to exceed $30,000 in total, which, subject to Court approval, shall be paid out of the Fee and Expense Award. Defendants take no position on the request for or approval of this award.

4.	Conditions of Settlement and Effect of Disapproval, Cancellation, or Termination

4.1	The Effective Date of the Stipulation and Settlement shall mean the first date by which all of the events and conditions specified in this Section 4.1 have been met and have occurred. The Effective Date, the Stipulation and the Settlement shall be conditioned on the occurrence of all of the following events:

(a)	entry by the Court of the Preliminary Approval Order;

(b)	final Court approval of the Settlement following notice to UDF V Shareholders and the final Settlement Hearing;

(c)	dismissal with prejudice of the Action, The Lawrence C. Headley Living Trust v. Hollis M. Greenlaw, et al., No. 017-289273-16 (17th Judicial District, Tarrant County, Texas);

(d)	entry of the Judgment; and

(e)	the Judgment has not been reversed, vacated, or modified and is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process, or because of expiration of the time period for seeking appellate review.

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4.2	If any of the conditions specified in Section 4.1 is not met, then Plaintiff and Defendants each shall have the right to terminate the Settlement and this Stipulation by providing written notice of their election to do so, through counsel, to all other Settling Parties hereto within thirty (30) days of the failure of a condition specified in Section 4.1.

4.3	In the event that any of the conditions set forth in Section 4.1 is not met, or the Stipulation is not approved, or is otherwise terminated for any reason:

(a)	the Settling Parties shall be restored to their respective positions in the action as of the date before the MOU was fully executed;

(b)	the refund provided for in Section 3.5 shall be made in accordance with the terms of such Section; and

(c)	this Stipulation and any related Settlement documents shall be null and void, of no force and effect, and nothing herein shall be deemed to prejudice the position of any of the parties or any Released Persons with respect to this action or otherwise, and neither the existence of this Stipulation nor the facts of its existence nor any of the terms thereof shall be admissible in evidence or shall be referred to for any purpose in the action or in any other litigation.

5.	Miscellaneous Provisions

5.1	With respect to any press or public statements, the Settling Parties agree that words to the following effect will be utilized to describe the resolution: the matter was resolved to both sides’ mutual satisfaction with no admissions of liability or wrongdoing.

5.2	The Settling Parties: (a) acknowledge that it is their intent to consummate this agreement to the fullest extent possible; and (b) agree to cooperate to the fullest extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.

19

5.3	The Settling Parties intend this Settlement to be a final and complete resolution of all disputes among them with respect to the action and any other putative derivative action brought on behalf of UDF V based on acts and/or omissions in connection with, arising out of, or relating to, the Released Claims. The Settlement compromises claims which are contested and shall not be deemed an admission by any Settling Party as to the merits of any claim, allegation, or defense.

5.4	Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any Released Claim, or of any wrongdoing or liability of the Defendants or any Released Persons; or (b) is or may be deemed to be or may be used as an admission of, or evidence of, any fault or omission of any of the Defendants or any Related Persons in any proceeding of any nature. The Company, any of the Defendants, or any Released Person may file this Stipulation and/or the Judgment in any action that has been or may be brought against him, her, or it in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion, or similar defense or counterclaim.

5.5	The exhibits to this Stipulation (“Exhibits”) are a material and integral part hereof and are fully incorporated herein by this reference.

5.6	The Stipulation may be amended or modified prior to preliminary approval by the Court only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.

5.7	This Stipulation and the Exhibits attached hereto constitute the entire agreement among the Settling Parties, and no representations, warranties, or inducements have been made to any party concerning the Stipulation or its Exhibits other than the representations, warranties, and covenants contained and memorialized in such documents. Except as otherwise provided herein, each Settling Party shall bear his, her, or its own costs.

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5.8	In construing the Stipulation and Exhibits, no presumption shall be made against any of the Settling Parties on the basis that it was the drafter of the Stipulation.

5.9	Each counsel or other person executing the Stipulation or its Exhibits on behalf of any Settling Party hereby warrants that such person has the full authority to do so.

5.10	Plaintiff represents and warrants that he is a current UDF V shareholder and has not assigned any rights, claims, or causes of action that were asserted or could have been asserted in connection with, under or arising out of any of the claims being settled or released herein.

5.11	The Stipulation may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court.

5.12	The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties and the Released Persons. Notwithstanding the foregoing, in the event that UDF V merges with or is acquired by a successor entity, and the Company is not the surviving entity post-merger or acquisition, then such surviving entity shall not be bound to adhere to or continue the Corporate Governance Measures.

5.13	The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and all Settling Parties submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation.

5.14	This Stipulation and the Exhibits hereto shall be considered to have been negotiated, executed, and delivered, and to be wholly performed in the State of Texas, and the rights and obligations of the Settling Parties hereunder shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of Texas without giving effect to that State’s choice of law principles, except any rights and obligations arising under or by virtue of the adoption or implementation of the Corporate Governance Measures, which shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of Maryland without giving effect to that State’s choice of law principles.

21

IN WITNESS WHEREOF, the parties hereto have caused the Stipulation to be executed, by their duly authorized attorneys, dated as of February 27, 2018.

K&L GATES LLP

By: Paul J. Walsen

Paul J. Walsen

paul.walsen@klgates.com

70 West Madison Street, Suite 3100

Chicago, Illinois 60602

Telephone: (312) 807-4388

Facsimile: (312) 827-8181

Counsel for Defendants Phillip K.

Marshall, Steven J. Finkle, UDF

Holdings, L.P., UDFH General

Services, L.P., and UDFH Land

Development, L.P., and Nominal

Defendant United Development

Funding Income Fund V

LAW OFFICE OF CHRISTOPHER J.

GRAY, P.C.

By: Christopher J. Gray

Christopher J. Gray

chris@investorlawyers.net

Michael J. Giarrusso

mike@investorlawyers.net

360 Lexington Avenue, 14th Floor

New York, New York 10017

Telephone: (212) 838-3221

Facsimile: (212) 937-3139

TOWNS LAW FIRM, P.C.

Cody L. Towns

Texas State Bar No. 24034713

ctowns@townslawfirm.com

1314 West McDermott, Ste. 106-626

Allen, Texas 75013

Telephone: (469) 964-2780

Facsimile: (469) 533-3655

Counsel for Plaintiff

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BURLESON, PATE & GIBSON LLP

By: Michael P. Gibson

Michael P. Gibson

Texas State Bar No. 07871500

mgibson@bp-g.com

Camille Knight

Texas State Bar No. 24027124

cknight@bp-g.com

900 Jackson Street Suite 330

Dallas, Texas 75202

Telephone: (214) 871-4900

Facsimile: (214) 871-7543

Counsel for Defendant

Hollis M. Greenlaw

JONES DAY

By: Evan P. Singer

Evan P. Singer

Texas State Bar No. 24037501

epsinger@jonesday.com

Weston C. Loegering

Texas State Bar No. 1281550

wcloegering@jonesday.com

2727 North Harwood Street

Dallas, Texas 75201

Telephone: (214) 969-5264

Facsimile: (214) 969-5100

Counsel for Defendant

Cara D. Obert

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HALLETT & PERRIN PC

By: Stewart H. Thomas

Stewart H. Thomas

Texas State Bar No. 19868950

sthomas@hallettperrin.com

Tom M. Dees III

Texas State Bar No. 24034412

tdees@hallettperrin.com

Elizabeth Fitch

Texas State Bar No. 24075777

efitch@hallettperrin.com

1445 Ross Avenue, Suite 2400

Dallas, Texas 75202

Telephone: (214) 922-4114

Facsimile: (214) 922-4160

Counsel for Defendant

Eustace W. Mita

AKIN GUMP STRAUSS HAUER &
    FELD LLP

By: Michelle A. Reed

Michelle A. Reed

Texas State Bar No. 24041758

mreed@akingump.com

M. Scott Barnard

Texas State Bar No. 24001690

sbarnard@akingump.com

1700 Pacific Avenue, Suite 4100

Dallas, Texas 75201

Telephone: (214) 969-2800

Facsimile: (214) 969-4343

Counsel for Defendant

William M. Kahane

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Exhibit A

Cause No. 017-289273-16

THE LAWRENCE C. HEADLEY LIVING TRUST by Lawrence C. Headley, Trustee, derivatively on behalf of UNITED DEVELOPMENT FUNDING INCOME FUND V,

Plaintiff,

v.

HOLLIS M. GREENLAW, et al.,

-and-

UNITED DEVELOPMENT FUNDING INCOME FUND V,

Nominal Defendant.

§ § § § § § § § § § § § § § §	IN THE DISTRICT COURT 17th JUDICIAL DISTRICT TARRANT COUNTY, TEXAS

order preliminarily approving
settlemenT and FORm of notice

WHEREAS, the Settling Parties have made application, pursuant to Section 21.560 of the Texas Business Organizations Code, for an order: (i) preliminarily approving the settlement of the above-captioned action, in accordance with a Stipulation of Settlement dated February 27, 2018 (the “Stipulation”), which, together with the exhibits annexed thereto, sets forth the terms and conditions for the proposed settlement and dismissal of this action with prejudice, upon the terms and conditions set forth therein; (ii) approving the form and content of the Settlement Notice for publication; and (iii) setting a hearing for final approval of the Settlement;

WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein); and

WHEREAS, the Court having considered the Stipulation and the exhibits annexed thereto and having heard the argument of the Settling Parties at the preliminary hearing,

NOW THEREFORE, IT IS HEREBY ORDERED AS FOLLOWS:

1.        The Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for settlement and dismissal with prejudice of this action.

2.        The Settlement Hearing shall be held before this Court on ____________ at __ a.m./p.m. to determine: (i) whether the Settlement of this action on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate to UDF V and Current UDF V Shareholders, and should be finally approved by the Court; (ii) whether the Final Order and Judgment as provided in Section 1.5 of the Stipulation and attached as Exhibit B thereto should be entered herein; and (iii) whether the Fee and Expense Award (as defined in Section 3.2 of the Stipulation) should be awarded to Plaintiff’s counsel.

3.        The Court approves, as to form and content, the Long-Form Notice and Short-Form Notice attached as Exhibits A-1 and A-2 to the Stipulation and finds that the posting and publishing of such notices, substantially in the manner and form set forth in this Order, meets the requirements of due process, is the best notice practicable under the circumstances, complies with Texas law in all respects including without limitation Section 21.560 of the Texas Business Organizations Code, and shall constitute due and sufficient notice to all persons entitled thereto.

4.        Within twenty-one (21) days following entry of this Order, UDF V shall cause the Short-Form Notice to be published in Investor’s Business Daily.

5.        Within twenty-one (21) following entry of this Order, UDF V shall cause the Stipulation and Long-Form Notice to be filed with the SEC along with an SEC Form 8-K or other appropriate filing, which will be accessible via a link on the “Investors” page of http://www.udfincomefundv.com the address of which shall be contained in the Settlement Notice, the Long-Form Notice and the Stipulation.

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6.        At least fourteen (14) days prior to the Settlement Hearing, Plaintiff shall serve on counsel in the action and file with the Court its papers in support of final approval of the Settlement and its application for the Fee and Expense Award, together with any brief and other papers in support thereof.

7.        At least seven (7) days prior to the Settlement Hearing, UDF V shall serve on counsel in the action and file with the Court: (i) their opposition to Plaintiff’s motions for final approval of the Settlement and the Fee and Expense Award, if any, together with any brief and other papers in support thereof; and (ii) proof, by affidavit or declaration, of the publication of the Settlement Notice.

8.        All UDF V shareholders as of February ___, 2018 (“Current UDF V Shareholders”) shall be bound by all orders, determinations, and judgments in this action concerning the Settlement, whether favorable or unfavorable to Current UDF V Shareholders.

9.        Pending final determination of whether the Settlement should be approved, no Current UDF V Shareholder, either directly, representatively, or in any other capacity, shall commence or prosecute against any of the Individual Defendants or UDF V, or derivatively on behalf of UDF V, any action or proceeding in any court or tribunal asserting any of the Released Claims.

10.        Any Current UDF V Shareholder may object or appear and show cause, if he she or it has any concern, that the Settlement of the action should not be approved as fair, reasonable, and adequate, or why the Judgment should not be entered thereon, or why the Fee and Expense Award should not be awarded to Plaintiff’s counsel; provided, however, unless otherwise ordered by the Court, that no Current UDF V Shareholder shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, or the Fee and Expense Award to Plaintiff’s counsel unless that shareholder has, at least ten (10) days prior to the Settlement Hearing: (1) filed with the Clerk of the Court a written objection to the Settlement setting forth: (a) the nature of the objection; (b) proof of ownership of UDF V common stock through the date of the Settlement Hearing, including the number of shares of UDF V common stock and the date of purchase; and (c) any documentation in support of such objection; and (2) if a UDF V shareholder intends to appear and requests to be heard at the Settlement Hearing, such shareholder must have, in addition to the requirements of (1) above, filed with the Clerk of the Court: (a) a written notice of such shareholder’s intention to appear; (b) a statement that indicates the basis for such appearance and objection; and (c) the identities of any witnesses the shareholder intends to call at the Settlement Hearing, together with a statement of the subjects of their testimony.

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11.       If a Current UDF V Shareholder files a written objection and/or written notice of intent to appear, such shareholder must also simultaneously serve copies of such notice, proof, statement, and documentation, together with copies of any other papers or briefs such shareholder files with the Court (either by hand delivery or by first class mail), upon each of the following thereof:

K&L GATES LLP

John W. Rotunno
john.rotunno@klgates.com

Paul J. Walsen

paul.walsen@klgates.com

70 West Madison Street, Suite 3100

Chicago, Illinois 60602

Telephone: (312) 807-4388

Facsimile: (312) 827-8181

Counsel for Defendants Phillip K.

Marshall, Steven J. Finkle, UDF

Holdings, L.P., UDFH General

Services, L.P., and UDFH Land

Development, L.P., and Nominal

Defendant United Development

Funding Income Fund V

LAW OFFICE OF CHRISTOPHER J.

GRAY, P.C

Christopher J. Gray

chris@investorlawyers.net

Michael J. Giarrusso

mike@investorlawyers.net

360 Lexington Avenue, 14th Floor

New York, New York 10017

Telephone: (212) 838-3221

Facsimile: (212) 937-3139

TOWNS LAW FIRM, P.C.

Cody L. Towns

Texas State Bar No. 24034713

ctowns@townslawfirm.com

1314 West McDermott, Ste. 106-626

Allen, Texas 75013

Telephone: (469) 964-2780

Facsimile: (469) 533-3655

Counsel for Plaintiff

4

BURLESON, PATE & GIBSON LLP

Michael P. Gibson

Texas State Bar No. 07871500

mgibson@bp-g.com

Camille Knight

Texas State Bar No. 24027124

cknight@bp-g.com

900 Jackson Street Suite 330

Dallas, Texas 75202

Telephone: (214) 871-4900

Facsimile: (214) 871-7543

Counsel for Defendant

Hollis M. Greenlaw

JONES DAY

Evan P. Singer

Texas State Bar No. 24037501

epsinger@jonesday.com

Weston C. Loegering

Texas State Bar No. 1281550

wcloegering@jonesday.com

2727 North Harwood Street

Dallas, Texas 75201

Telephone: (214) 969-5264

Facsimile: (214) 969-5100

Counsel for Defendant

Cara D. Obert

HALLETT & PERRIN PC

Stewart H. Thomas

Texas State Bar No. 19868950

sthomas@hallettperrin.com

Tom M. Dees III

Texas State Bar No. 24034412

tdees@hallettperrin.com

Elizabeth Fitch

Texas State Bar No. 24075777

efitch@hallettperrin.com

1445 Ross Avenue, Suite 2400

Dallas, Texas 75202

Telephone: (214) 922-4114

Facsimile: (214) 922-4160

Counsel for Defendant

Eustace W. Mita

AKIN GUMP STRAUSS HAUER &
    FELD LLP

Michelle A. Reed

Texas State Bar No. 24041758

mreed@akingump.com

M. Scott Barnard

Texas State Bar No. 24001690

sbarnard@akingump.com

1700 Pacific Avenue, Suite 4100

Dallas, Texas 75201

Telephone: (214) 969-2800

Facsimile: (214) 969-4343

Counsel for Defendant

William M. Kahane

5

12.       The written objections and copies of any papers and briefs in support thereof to be filed in Court shall be delivered by hand or sent by first class mail to:

Clerk of the Court

District Court, 17th Judicial District

Tarrant County, Texas

100 N. Calhoun Street

Fort Worth, TX 76196

13.        Any Current UDF V Shareholder who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement as incorporated in the Stipulation, or to the Fee and Expense Award to Plaintiff’s counsel, unless otherwise ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given pursuant thereto.

14.        The Settling Parties’ responses to objections, if any, and the Plaintiff’s reply brief in support of their application for the Fee and Expense Award, if any, shall be filed with the Court and served at least three (3) calendar days prior to the Settlement Hearing.

15.        Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any Released Claim, or of any wrongdoing or liability of the Individual Defendants or the Released Persons; or (b) is or may be deemed to be or may be used as an admission of, or evidence of, any fault or omission of any of the Individual Defendants, or the Released Persons in any proceeding of any nature. UDF V, any of the Individual Defendants, or any Released Person may file this Stipulation and/or the Judgment in any action that has been or may be brought against him, her, or it in order to support a request for a stay of any such action or a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion, or similar defense or counterclaim.

6

16.        The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to Current UDF V Shareholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement.

17.        The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties and approved by the Court, if appropriate, without further notice to Current UDF V Shareholders.

IT IS SO ORDERED.

DATED:_____________, 2018
HON. MELODY WILKINSON

7

Exhibit A-1

Cause No. 017-289273-16

THE LAWRENCE C. HEADLEY LIVING TRUST by Lawrence C. Headley, Trustee, derivatively on behalf of UNITED DEVELOPMENT FUNDING INCOME FUND V,

Plaintiff,

v.

HOLLIS M. GREENLAW, et al., Defendants,

-and-

UNITED DEVELOPMENT FUNDING INCOME FUND V,

Nominal Defendant.

§ § § § § § § § § § § § § § §	IN THE DISTRICT COURT 17th JUDICIAL DISTRICT TARRANT COUNTY, TEXAS

notice of pendency and proposed settlement of derivative action and hearing

TO:	ALL OWNERS OF UNITED DEVELOPMENT FUNDING V COMMON STOCK AS OF FEBRUARY 27, 2018:

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY.

THIS NOTICE RELATES TO THE PENDENCY AND PROPOSED SETTLEMENT OF THE ABOVE-CAPTIONED SHAREHOLDER

DERIVATIVE LITIGATION.

YOUR RIGHTS MAY BE AFFECTED.

YOU ARE HEREBY NOTIFIED that a proposed settlement (the “Settlement”) of the above-captioned litigation (the “Action”) has been reached between Plaintiff, on behalf of United Development Funding Income Fund V (“UDF V” or the “Company”), and the Defendants in the Action, as set forth in a Stipulation of Settlement dated as of February 27, 2018 (the “Stipulation”), subject to final Court approval of the proposed Settlement at a hearing contemplated by the Stipulation (the “Settlement Hearing”).

This notice has been disseminated pursuant to an Order of the District Court, 17th Judicial District, Tarrant County, Texas. The Settlement will fully resolve the Action on the terms set forth in the Stipulation and summarized in this notice, including the dismissal of the Action with prejudice. For a more detailed statement of the matters involved in the Action, the Settlement, and the terms discussed in this notice, the Stipulation may be inspected at the office of the Clerk of the District Court, 17th Judicial District, Tarrant County, Texas, 100 N. Calhoun Street, Fort Worth, TX 76196, during regular business hours of each business day. A copy of the Stipulation also is available at http://www.udfincomefundv.com.

You have the right to object to the Settlement in the manner provided in this Notice. If you fail to object in the manner provided at least ten (10) days before the Settlement Hearing, you will be deemed to have waived your objections and will be bound by the Judgment to be entered and the releases to be given, unless otherwise ordered by the Court.

This notice is not intended to be an expression of any opinion by the Court with respect to the merits of the claims made in the Action, but is merely to advise you of the pendency and settlement of the Action.

I.        DEFINITIONS USED IN THIS NOTICE

1.        “Action” means the above-captioned action, The Lawrence C. Headley Living Trust v. Greenlaw, et al., Cause No. 017-289273-16 (District Court, 17th Judicial District, Tarrant County, Texas).

2.        “Current UDF V Shareholder” means any person who owned UDF V common stock as of February 27, 2018, and who continues to hold their UDF V common stock as of the date of the Settlement Hearing, excluding the Individual Defendants, the officers and trustees of UDF V, members of their immediate families and their legal representatives, heirs, successors, or assigns, and any entity in which the Individual Defendants have or had a controlling interest.

2

3.        “Defendants” means, collectively, nominal defendant UDF V and Hollis M. Greenlaw, William M. Kahane, Philip K. Marshall, Eustace W. Mita, Steven J. Finkle, Cara D. Obert (together, the “Individual Defendants”), UDFH General Services, L.P., UDFH Land Development, L.P., and UDF Holdings, L.P. (together, the “ UDF V Advisor Defendants”).

4.        “Effective Date” means the first date by which all of the events and conditions specified in Section 4.1 of the Stipulation have been met and have occurred.

5.        “Fee and Expense Award” means the award of attorneys’ fees and reimbursement of expenses incurred in the Action for which Plaintiff’s counsel intend to make an application to the Court, for and in recognition of the benefit conferred on UDF V by the Monetary Contribution made to UDF V on behalf of certain of the Individual Defendants and the agreed-upon Corporate Governance Measures described in summary form below (and in detail in Section 1.2 of the Stipulation).

6.        “Judgment” or “Final Order and Judgment” means the order and judgment to be rendered by the Court, substantially in the form attached as Exhibit B to the Stipulation, or as modified pursuant to the agreement of the Settling Parties.

7.       “Plaintiff” means the Lawrence C. Headley Living Trust by Lawrence C. Headley, Trustee, derivatively on behalf of UDF V.

8.        “Plaintiff’s Counsel” means Law Office of Christopher J. Gray, P.C. and Towns Law Firm, P.C.

3

9.        “Released Persons” has the same meaning as set forth in Section 2.2 of the Stipulation and means each Defendant and each of a Defendant’s past, present or future trustees, directors, officers, employees, partners, members, principals, agents, insurers, reinsurers, attorneys, accountants, legal representatives, predecessors, successors, parents, subsidiaries, divisions, assigns, related or affiliated entities, spouses, heirs, and any member of his or her immediate family, or any trust of which that person is a settlor or which is for the benefit of that person and/or member(s) of that person’s family. Without in any way limiting the foregoing, Released Persons shall include: UMTH General Services, L.P., UMTH Land Development, L.P., UDF Holdings, L.P., UDFH General Services, L.P., UDFH Land Development, L.P., United Mortgage Trust, UMT Services, Inc., UMT Holdings, L.P., United Development Funding, L.P., United Development Funding, Inc., United Development Funding II, L.P., United Development Funding II, Inc., United Development Funding, III L.P., United Development Funding IV, United Development Funding Income Fund V, United Development Funding, X, Inc., United Development Funding Land Opportunity Fund, Hollis M. Greenlaw, Philip K. Marshall, J. Heath Malone, Steven J. Finkle, John R. Ray, Eustace Mita, William M. Kahane, Todd Etter, Cara D. Obert, Stacey H. Dwyer, Melissa H. Youngblood, Scot W. O’Brien, David A Hanson, Michael K. Wilson, Ben L. Wissink, and J. Brandon Jester.

10.        “Settling Parties” means, collectively, Plaintiff, derivatively on behalf of UDF V, and the Defendants.

11.       “UDF Class Action Litigation” means certain litigation pending in the U.S. District Court for the Northern District of Texas, in the cases styled Mark Hay, et al. v. United Development Funding IV, et al., No. 4:16-cv-00188-M and In re United Development Funding IV Securities Litig., No. 3:15-cv-4030-M.

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II.        THE ACTION

Plaintiff initiated this shareholder derivative action in the right, and for the benefit, of UDF V, against the Individual Defendants in their capacities as current or former Trustees, and (in the case of Defendant Obert) as the Company’s Chief Financial Officer, and certain related party entities and the owners thereof, seeking to remedy the harm Plaintiff contends was inflicted upon the Company as a result of Defendants’ alleged misconduct, unjust enrichment and violation of their fiduciary duties. Plaintiff alleges that Defendants caused UDF V’s assets to be depleted by diverting the proceeds of sales of shares of UDF V in its public offering to essentially prop up and retire debt obligations owed to other affiliated REITs previously structured by UDF V’s sponsors, including United Mortgage Trust and other UDF Funds.

Plaintiff asserts that these other UDF Funds were exhibiting signs of financial distress due to non-performing loans and a high concentration of loans extended to companies controlled by Texas real estate developer Mehrdad Moayedi (“Moayedi”) and his development company, Centurion American Development Group (“Centurion”). Plaintiff asserts further that UDF IV had itself acquired aged, non-performing loans owed by Moayedi and Centurion to its predecessor funds, including UDF III, that entities controlled by Centurion and Moayedi were not repaying their loans, which were secured in part by raw undeveloped land, and that rather than report these loans as non-performing, Defendants instead capitalized the interest and categorized the larger principal balances as performing assets that were likely to be repaid in UDF III and UDF IV’s periodic reports filed with the Securities and Exchange Commission (“SEC”).

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Plaintiff further alleges that by 2014, UDF IV’s assets had largely been deployed in the foregoing manner to prop up the balance sheets of its predecessor UDF Funds. Defendants then commenced the UDF V offering on July 25, 2014, offering shares to the public at $20 a share. By December 3, 2015, UDF V had issued 2,764,252 shares and raised approximately $55.0 million in gross proceeds (approximately $48.5 million in net proceeds) in connection with the UDF V offering. Plaintiff also alleged, on information and belief, that of the approximately $48.5 million in net offering proceeds raised by UDF V, Defendants actually lent at least $22 million to Centurion affiliates, and that UDF V committed over $74.5 million to Centurion affiliates, suggesting that even more of UDF V’s capital would have been used to prop up preceding UDF Funds had UDF not come under significant financial distress, due in large part to its concentrated loan portfolio. Hence, Plaintiff alleges that UDF V’s investor capital was used to effectively bail out and repay bad loans that UDF III had made previously to Centurion/Moayedi affiliates.

It is Plaintiff’s contention that Defendants had competing fiduciary obligations to various UDF Funds and had business interests in these Funds, incentivizing them to throw “good” UDF V money after “bad” money already lent to debtors of the predecessor UDF Funds. Plaintiff alleges that UDF V’s Investment Committee was conflicted because it was comprised of the same three members as the investment committee for UDF III and UDF IV, and that the individual members of the Investment Committee had numerous other conflicts of interest.

Plaintiff further alleges that at relevant times, at least three of the five Trustees of UDF V, who are also the only remaining Trustees of UDF V, were on both sides of loan transactions with third parties involving UDF V and other UDF Programs by virtue of their service as Trustees of UDF IV and otherwise. Plaintiff asserts that these transactions disadvantaged UDF V, to the benefit of UDF III and UDF IV, because UDF V effectively repaid loans owed by third parties to UDF III and UDF IV.

6

Plaintiff brought this action derivatively on behalf of the Company, seeking damages, disgorgement of unjust enrichment, and the appointment of a Receiver to remedy damage to the Company caused by Defendants’ alleged breaches of duty.

By stipulation dated December 21, 2016, the Defendants accepted service of process and the Settling Parties notified the Court that settlement discussions had been taking place among the parties in a class action arising out of the same underlying factual allegations as this matter, captioned Mark Hay, et al. v. United Development Funding IV, et al., No. 4:16-cv-00188-M, which was pending in the United States District Court for the Northern District of Texas (the “Hay Class Action”). The Settling Parties requested a stay of this action until the earlier of six months or 45 days after (a) entry of any order(s) denying any and all motions to dismiss the complaint in the Hay Class Action; (b) entry of a final order dismissing the Hay Class Action with prejudice; or (c) the filing of an answer by the defendants in the Hay Class Action. The Court granted the requested stay.

On June 21, 2017, the Settling Parties filed a Joint Status Report and Petition to Extend Stay, in which the Settling Parties advised the Court that they had initiated discussions to explore a possible early resolution of this action as well as the UDF Class Action Litigation and other actions involving UDF entities, and requested that the Court extend the stay for an additional three months. Plaintiff filed his Amended Shareholder Derivative Petition on June 23, 2017.

On September 20, 2017, the Settling Parties filed a second Joint Status Report and Petition to Extend Stay, wherein they reported that their discussions regarding a potential early resolution of the action were continuing, and that informal discovery in aid of their discussions was being conducted. This discovery included an interview by Plaintiff’s counsel of Timothy McCormick of the law firm Thompson & Knight LLP, independent counsel for the Audit Committee of UDF IV, and review by Plaintiff’s counsel of a substantial document production by Defendants. Settlement negotiations continued following this discovery. After extended arm’s-length negotiations, Plaintiff and Defendants reached an agreement in principle to resolve this action. On January 18, 2018, the Settling Parties memorialized this agreement in principle by executing a Memorandum of Understanding (the “MOU”).

7

III.        DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

Defendants believe that Plaintiff’s claims are without merit, and deny any liability in connection with the Action and the claims asserted by Plaintiff in the Complaint. Hayman Capital’s allegations are false, UDF has never operated as a Ponzi scheme or perpetrated a fraud, and it has always operated in accordance with strong corporate governance and oversight standards. Defendants recognize, however, that public confidence in UDF V has been shaken by Hayman Capital’s campaign of false accusations, and believe that the additional corporate governance measures incorporated in the contemplated Settlement may assist in restoring public confidence by reaffirming that UDF V welcomes thorough oversight of its business and operations. Defendants also recognize that the time and expense of continued proceedings, and the distraction of UDF V’s Board and management from the Company’s business, is detrimental both to UDF V and its shareholders. Because the contemplated Settlement will allow UDF V to avoid the distraction and expense the defense of this lawsuit through trial and, potentially, appeals would entail, Defendants believe that the Settlement is in the best interests of UDF V and its shareholders. By agreeing to the contemplated Settlement, Defendants do not admit or concede the accuracy or sufficiency of any of the allegations in the Complaint in this or any other action, or any wrongdoing, liability or violations of any law.

8

IV.        CLAIMS OF SHAREHOLDERS AND BENEFITS OF SETTLEMENT

Plaintiff asserts that the allegations asserted in the Amended Petition are wholly true and meritorious. If this case proceeds to trial Plaintiff expects to prevail on all claims asserted. Nonetheless, Plaintiff recognizes the uncertainty of litigation and trial, and the foremost concern is the value that may be returned to the Company through this action in compensation, while also establishing a structure to provide security to the Company and its shareholders in the future. As part of the benefit of this settlement, Plaintiff seeks a stable management with appropriate oversight to maximize shareholder value and protection in the future.

Additionally, Plaintiff understands the risk of collection following a verdict against Defendants. In balancing these risks, Plaintiff believes the benefit of settling this matter offers the greatest security to the shareholders at this time.

V.       THE SETTLEMENT HEARING

The Settlement Hearing will be held before the Honorable Melody Wilkinson on May 1, 2018 at 4:00 p.m. for the purpose of determining: (i) whether the Settlement is fair, reasonable, and adequate, and should be given final approval by the Court; (ii) whether a Judgment should be entered dismissing the Action with prejudice; and (iii) whether the Fee and Expense Award should be approved. The Settlement Hearing may be continued by the Court at the Settlement Hearing or at any adjourned session thereof without further notice to Current UDF V Shareholders.

VI.        THE SETTLEMENT

The terms and conditions of the Settlement are fully set forth in the Stipulation. The Stipulation has been filed with the Court and is also available for viewing on the website http://www.udfincomefundv.com. The following is only a summary of its terms.

9

Plaintiff agreed to settle the Action in exchange for certain of the Individual Defendants causing one million five hundred thousand dollars ($1,500,000) to be paid under the applicable policy of insurance to be deposited into an escrow account for purposes of effecting the Settlement (the “Settlement Fund”). A portion of these funds shall be used to pay any attorneys’ fees awarded to Plaintiff (including, if any, any incentive award), and to implement the corporate governance measures set forth herein and/or for other corporate purposes, including payment of any award, judgment or settlement in connection with certain class action litigation now pending against the Company, defined above as the Hay Class Action. The remaining balance of the applicable policy of insurance (an additional $1,500,000) will be used to fund (in part) the settlement of the Hay Class Action pending against the Company, provided that such settlement is finally approved by the Court presiding over that litigation, and all other conditions precedent to payment of the settlement consideration in the Hay Class Action are fulfilled.

In addition to the cash payment discussed above, Defendants Greenlaw, Marshall, and Finkle have agreed that after entry of the Judgment, they will cause UDF V to adopt and implement the following Corporate Governance Measures:

A.	Chief Compliance Officer. UDF V will appoint a qualified person to serve in the capacity of Chief Compliance Officer (“CCO”) for UDF IV and UDF V, and potentially other affiliated entities, who will focus on overseeing compliance with local, state and federal laws, as well as Company policies. The CCO will have at least three (3) years relevant experience at a public company. The CCO will report directly to the Audit Committee, and will be subject to dismissal at the discretion of the Board upon a majority vote by the Board’s independent trustees. The duties of the CCO will include the following elements:

i.	The CCO shall oversee and (as necessary) develop a comprehensive legal compliance and ethics program (the “Compliance Program”) designed to evaluate, maintain and correct overall compliance with all federal and state laws and regulations in the Code of Business Conduct and Ethics (the “Code”). The program will be modeled after and/or revised to comport with Section 8B2.1 the U.S. Federal Sentencing Guidelines, titled “Effective Compliance and Ethics Programs,” and will center around seven (7) components: (1) oversight by a senior-level compliance officer; (2) clear standards and procedures communicated to employees; (3) employee training; (4) monitoring and auditing capabilities; (5) annual progress reports (which will be made to the Audit Committee); (6) written procedural policies for conducting internal investigations and addressing complaints; and (7) enhancements to existing policies to clarify the employee discipline process and compliance incentive programs. UDF V will retain an external compliance expert to review the Compliance Program and Code to ensure they comport with current best practices within the industry;

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ii.	Whenever it appears that a violation of a federal or state law, or the Code, has occurred or is about to occur, the CCO shall report such violation or potential violation to the Audit Committee and make a recommendation to the Audit Committee as to whether an investigation of the relevant facts and circumstances is advisable. Upon receipt of such report, the Audit Committee shall determine whether an investigation should be initiated by the CCO or by such other person as the Audit Committee may designate. The results of any such investigation shall be reported to the Audit Committee, which shall determine what further action, if any, is to be taken in light of the results of investigations;

iii.	The CCO shall, in consultation with the Audit Committee, review and if appropriate improve or suggest improvement to existing procedures for the receipt, retention and consideration of reports or evidence of violations of applicable federal or state law, or of the Code;

iv.	The CCO shall make quarterly reports to the Audit Committee regarding the Compliance Program; and

v.	The CCO shall regularly publicize and promote the Compliance Program within UDF V.

B.	Sunset Provision. The agreed governance changes set forth herein shall remain in effect for a period of three years following final Court approval of the settlement of Evans v. Greenlaw, et al., No. 3:16-cv-00635 (N.D. Tex.).

The Settlement also provides for Plaintiff’s counsel to make an application to the Court for a Fee and Expense Award to be paid from the Settlement Fund. Defendants have agreed not to oppose the Fee and Expense Award provided that the application does not exceed three hundred fifteen thousand dollars ($315,000). Plaintiff’s counsel also intend to request Court approval for an incentive award for Plaintiff in an amount not to exceed thirty thousand dollars ($30,000), which, subject to Court approval, shall be paid out of Fee and Expense Award. Defendants will take no position on the request for or approval of this award.

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VII.        DISMISSAL AND RELEASES

In connection with the Court’s approval of the Settlement, Plaintiff will request a dismissal with prejudice of all claims asserted by Plaintiff on behalf of UDF V against the Individual Defendants and UDF V Advisor Defendants in the Action. Pursuant to the Judgment, upon the Effective Date, the Plaintiff (acting on his own behalf and on behalf of UDF V), Plaintiff’s counsel, UDF V and each UDF V shareholder shall have, and by operation of the Judgment shall be deemed to have, fully, finally, and forever released, relinquished, and discharged and dismissed with prejudice, and shall forever be barred and enjoined from initiating, continuing, filing or otherwise prosecuting “Released Claims,” defined as any and all manner of claims, demands, rights, actions, causes of action, liabilities, damages, losses, obligations, judgments, duties, suits, costs, expenses, matters, and issues known, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, liquidated or unliquidated, matured or unmatured, accrued or unaccrued, apparent or unapparent, including Unknown Claims, of every nature and description whatsoever, known or unknown, that have been, or could have been asserted in Plaintiff’s action, or any putative derivative action on behalf of UDF V against any Released Persons, either acting alone or in concert with others, based on acts and/or omissions in connection with, arising out of, or relating to, the facts, transactions, events, matters, occurrences, acts, disclosures, statements, omissions, or failures to act alleged in the Complaint, through and including the date of execution of this Stipulation, as well as any claim based upon, stemming from or related to any future indemnification arising from such facts, transactions, events, matters, occurrences, acts, disclosures, statements, omissions, or failures to act alleged in the Complaint; except that “Released Claims” shall not include (a) any claims by or on behalf of UDF V against any insurance carrier which has issued a policy of insurance covering claims against directors and/or officers of UDF V, (b) the right to enforce this Stipulation or the Settlement, including the award of fees and expenses referenced herein in Section 3, and (c) any of the claims asserted in the UDF Class Action Litigation.

12

Pursuant to the Judgment, upon the Effective Date, each of the Defendants, on behalf of themselves, their heirs, executors, administrators, predecessors, successors and assigns, shall have, and by operation of the Judgment shall be deemed to have, released and forever discharged, and shall forever be barred and enjoined from initiating, continuing, filing or otherwise prosecuting “Settled Defendants’ Claims,” defined as any and all manner of claims, demands, rights, actions, causes of action, liabilities, damages, losses, obligations, judgments, duties, suits, costs, expenses, matters, and issues known, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, liquidated or unliquidated, matured or unmatured, accrued or unaccrued, apparent or unapparent, including Unknown Claims, relating to or arising from or by virtue of the institution, prosecution or settlement of this action, that have been or could have been, or in the future can or might be, asserted by any Defendant in any court, tribunal, or proceeding by any Defendant against Plaintiff and all other UDF V shareholders and their counsel; provided, however, that the Settled Defendants’ Claims shall not include any claims to enforce this Stipulation or the Settlement, and provided further that, notwithstanding anything stated anywhere herein, Defendants are not releasing any claims arising from or relating to the claims set forth in United Development Funding, L.P. at al. v. J. Kyle Bass et al., Dallas County Court No. CC-17-06253-B (filed November 28, 2017), and nothing herein shall be interpreted as limiting or affecting Defendants’ claims in that action in any way, as it currently exists or as it may be amended.

13

The Released Claims and the Settled Defendants’ Claims shall include “Unknown Claims.” The phrase “Unknown Claims” means any claim that UDF V, Plaintiff or any other UDF V shareholder does not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons, and any Settled Defendants’ Claims that any Defendant or any other Released Person does not know or suspect to exist in his, her or its favor at the time of the release of the Plaintiff and all other UDF V shareholders and Plaintiff’s Counsel, which, if known, might have affected the decision to enter into the Settlement. “Unknown Claims” includes, but is not limited to, any claims based on or relating to in any way to the investigations by the U.S. Securities and Exchange Commission and the U.S. Department of Justice, as discussed in paragraphs 9 and 116-117 of Plaintiff’s Amended Shareholder Derivative Petition, and/or any settlement, lawsuit, allegations, or charges resulting from either of those investigations. With respect to Unknown Claims, the Settling Parties each expressly waive any and all provisions, right, and benefits of California Civil Code Section 1542, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Under the Stipulation, the Settling Parties each shall expressly waive any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code Section 1542.

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VIII.        THE FEE AND EXPENSE AWARD

Based on their view of the benefit conferred on UDF V by the negotiated cash payment and corporate governance reforms, Plaintiff’s counsel shall apply to the Court for an award of attorneys’ fees and reimbursement of expenses to be paid from the Settlement Fund. Defendants shall not oppose Plaintiff’s application for such fee and expense award, provided that Plaintiff does not seek an amount in excess of three hundred fifteen thousand dollars ($315,000). Any failure by the Court to approve the amount of such fees, or the incentive award to Plaintiff shall not affect the validity of the terms of the Stipulation or the Settlement.

To date, Plaintiff’s counsel have neither received any payment for their services in conducting the Action, nor have counsel been reimbursed for their out-of-pocket expenses incurred. Plaintiff’s counsel believe that the Fee and Expense Award of $315,000 requested is within the range of fees and expenses awarded to plaintiffs’ counsel under similar circumstances in litigation of this type. UDF V shareholders are not personally liable for the Fee and Expense Award.

In addition, subject to Court approval, Plaintiff’s counsel intend to request Court approval for payment of a limited incentive award to Plaintiff, in an amount not to exceed $30,000 in total, which, subject to Court approval, shall be paid out of the Fee and Expense Award. Defendants take no position on the request for or approval of this award.

15

IX.        THE RIGHT TO OBJECT AND/OR BE HEARD AT THE HEARING

Any Current UDF V Shareholder may object and/or appear and show cause, if he, she, or it has any concern, why the Settlement of the Action should not be approved as fair, reasonable, and adequate, or why the Judgment should not be entered thereon, or why the Fee and Expense Award should not be awarded to Plaintiff’s counsel; provided, however, unless otherwise ordered by the Court, that no Current UDF V Shareholder shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, or the Fee and Expense Award to Plaintiff’s Counsel unless that UDF V Shareholder has, at least ten (10) calendar days prior to the Settlement Hearing: (1) filed with the Clerk of the Court a written objection to the Settlement setting forth: (a) the nature of the objection; (b) proof of ownership of UDF V common stock through the date of the Settlement Hearing, including the number of shares of UDF V common stock and the date of purchase; and (c) any documentation in support of such objection; and (2) if a Current UDF V Shareholder intends to appear and requests to be heard at the Settlement Hearing, such shareholder must have, in addition to the requirements of (1) above, filed with the Clerk of the Court: (a) a written notice of such shareholder’s intention to appear; (b) a statement that indicates the basis for such appearance and objection; and (c) the identities of any witnesses the shareholder intends to call at the Settlement Hearing, together with a statement of the subjects of their testimony.

If a Current UDF V Shareholder files a written objection and/or written notice of intent to appear, such shareholder also must simultaneously serve (either by hand delivery or by first class mail) copies of such notice, proof, statement, and documentation, together with copies of any other papers or briefs such stockholder files with the Court upon each of the following:

K&L GATES LLP

John W. Rotunno

john.rotunno@klgates.com

Paul J. Walsen

paul.walsen@klgates.com

70 West Madison Street, Suite 3100

Chicago, Illinois 60602

Telephone: (312) 807-4388

Facsimile: (312) 827-8181

Counsel for Defendants Phillip K.

Marshall, Steven J. Finkle, UDF

Holdings, L.P., UDFH General

Services, L.P., and UDFH Land

Development, L.P., and Nominal

Defendant United Development

Funding Income Fund V

LAW OFFICE OF CHRISTOPHER J.

GRAY, P.C

Christopher J. Gray

chris@investorlawyers.net

Michael J. Giarrusso

mike@investorlawyers.net

360 Lexington Avenue, 14th Floor

New York, New York 10017

Telephone: (212) 838-3221

Facsimile: (212) 937-3139

TOWNS LAW FIRM, P.C.

Cody L. Towns

Texas State Bar No. 24034713

ctowns@townslawfirm.com

1314 West McDermott, Ste. 106-626

Allen, Texas 75013

Telephone: (469) 964-2780

Facsimile: (469) 533-3655

Counsel forPlaintiff

16

BURLESON, PATE & GIBSON LLP

Michael P. Gibson

Texas State Bar No. 07871500

mgibson@bp-g.com

Camille Knight

Texas State Bar No. 24027124

cknight@bp-g.com

900 Jackson Street Suite 330

Dallas, Texas 75202

Telephone: (214) 871-4900

Facsimile: (214) 871-7543

Counsel for Defendant

Hollis M. Greenlaw

JONES DAY

Evan P. Singer

Texas State Bar No. 24037501

epsinger@jonesday.com

Weston C. Loegering

Texas State Bar No. 1281550

wcloegering@jonesday.com

2727 North Harwood Street

Dallas, Texas 75201

Telephone: (214) 969-5264

Facsimile: (214) 969-5100

Counsel for Defendant

Cara D. Obert

HALLETT & PERRIN PC

Stewart H. Thomas

Texas State Bar No. 19868950

sthomas@hallettperrin.com

Tom M. Dees III

Texas State Bar No. 24034412

tdees@hallettperrin.com

Elizabeth Fitch

Texas State Bar No. 24075777

efitch@hallettperrin.com

1445 Ross Avenue, Suite 2400

Dallas, Texas 75202

Telephone: (214) 922-4114

Facsimile: (214) 922-4160

Counsel for Defendant

Eustace W. Mita

AKIN GUMP STRAUSS HAUER &
    FELD LLP

Michelle A. Reed

Texas State Bar No. 24041758

mreed@akingump.com

M. Scott Barnard

Texas State Bar No. 24001690

sbarnard@akingump.com

1700 Pacific Avenue, Suite 4100

Dallas, Texas 75201

Telephone: (214) 969-2800

Facsimile: (214) 969-4343

Counsel for Defendant

William M. Kahane

17

Any Current UDF V Shareholder who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement as incorporated in the Stipulation and to the Fee and Expense Award to Plaintiff’s counsel but shall otherwise be bound by the judgment to be entered and the releases to be given.

X.        CONDITIONS FOR SETTLEMENT

The Settlement is conditioned upon the occurrence of certain events described in the Stipulation, including, among other things: (1) entry of the requested Judgment by the Court; and (2) the expiration of the time to appeal from or alter or amend the Judgment. If, for any reason, anyone of the conditions described in the Stipulation is not met, the Stipulation might be terminated and, if terminated, will become null and void, and the parties to the Stipulation will be restored to their respective positions in the Action as of the date before the Memorandum of Understanding was fully executed.

XI.        EXAMINATION OF PAPERS AND INQUIRIES

This notice contains only a summary of the terms of the Settlement. For a more detailed statement of the matters involved in the Action reference is made to the Stipulation which may be inspected at the office of the Clerk of the District Court, 17th Judicial District, Tarrant County, Texas, 100 N. Calhoun Street, Fort Worth, TX 76196, during regular business hours of each business day. A copy of the Stipulation also is available at http://www.udfincomefundv.com.

Any other inquiry regarding the Settlement or the Action should be addressed in writing to Plaintiff’s Counsel, Law Office of Christopher J. Gray, P.C., 360 Lexington Ave., 14th Floor, New York, New York 10017, Attention: Christopher J. Gray, Esq.

PLEASE DO NOT CONTACT THE COURT, THE CLERK OF THE COURT OF UDF V REGARDING THIS NOTICE

Dated: March 16, 2018	BY ORDER OF THE HON. MELODY WILKINSON

18

Exhibit A-2

Cause No. 017-289273-16

THE LAWRENCE C. HEADLEY LIVING TRUST by Lawrence C. Headley, Trustee, derivatively on behalf of UNITED DEVELOPMENT FUNDING INCOME FUND V,

Plaintiff,

v.

HOLLIS M. GREENLAW, et al., Defendants,

-and-

UNITED DEVELOPMENT FUNDING INCOME FUND V,

Nominal Defendant.

§ § § § § § § § § § § § § § §	IN THE DISTRICT COURT 17th JUDICIAL DISTRICT TARRANT COUNTY, TEXAS

summary notice of pendency and proposed settlement

TO:	ALL OWNERS OF UNITED DEVELOPMENT FUNDING INCOME FUND V COMMON STOCK AS OF FEBRUARY 27, 2018:

YOU ARE HEREBY NOTIFIED that the parties to the above-captioned action (the “Action”) have entered into a Stipulation of Settlement dated as of February 27, 2018 (the "Stipulation") to fully, finally, and forever resolve the issues raised in the Action (the “Settlement”).

PLEASE BE FURTHER ADVISED that pursuant to an Order of the District Court, 17th Judicial District, Tarrant County, Texas (the “Court”), a hearing will be held before the Honorable Melody Wilkinson on May 1, 2018 at 4:00 p.m. for the purpose of determining: (a) whether the Settlement of the Action pursuant to which United Development Funding Income Fund V (“UDF V”) will receive a cash payment in the amount of one million five hundred thousand dollars ($1,500,000) and adopt certain corporate governance measures (as set forth in more detail in the Stipulation on file with the Court) should be finally approved by the Court as fair, reasonable, and adequate to UDF V and UDF V shareholders; (b) whether the Action should be dismissed with prejudice; and (c) whether Plaintiff’s counsel's requested attorneys' fees and reimbursement of expenses not to exceed three hundred fifteen thousand dollars ($315,000) should be approved for payment from the proceeds of the Settlement.

If you are a Current UDF V Shareholder, your rights to pursue certain derivative claims on behalf of UDF V and/or direct claims may be affected by the Settlement.

A detailed Notice of Pendency and Proposed Settlement of the Action ("Notice") describing in greater detail the Action, the proposed Settlement, and the rights of UDF V Shareholders with regard to the Settlement is available on the website http://www.udfincomefundv.com. If you are a Current UDF V shareholder and wish to receive a copy of the detailed Notice, you may obtain a copy by referring to this website. You may also find a copy of the Stipulation on this website.

Any Current UDF V Shareholder wishing to assert an objection to the Settlement should, no later than ten (10) days before May 1, 2018, the date of the Settlement Hearing:

1.        file with the Clerk of the Court a written objection to the Settlement setting forth: (a) the nature of the objection; (b) proof of ownership of UDF V common stock through the date of the Settlement Hearing, including the number of shares of UDF V common stock and the date of purchase; and (c) any documentation in support of such objection; and

2.        if a Current UDF V Shareholder intends to appear and requests to be heard at the Settlement Hearing, such shareholder must, in addition to the requirements of paragraph (1) above, file with the Clerk of the Court: (a) a written notice of such stockholder's intention to appear; (b) a statement that indicates the basis for such appearance and objection; and (c) the identities of any witnesses the shareholder intends to call at the Settlement Hearing, together with a statement of the subjects of their testimony; and

2

3.        if a Current UDF V Shareholder files a written objection and/or written notice of intent to appear, such shareholder must also simultaneously serve (either by hand delivery or by first class mail) copies of such notice, proof, statement, and documentation, together with copies of any other papers or briefs such shareholder files with the Court upon each of the following:

K&L GATES LLP

John W. Rotunno

john.rotunno@klgates.com

Paul J. Walsen

paul.walsen@klgates.com

70 West Madison Street, Suite 3100

Chicago, Illinois 60602

Telephone: (312) 807-4388

Facsimile: (312) 827-8181

Counsel for Defendants Phillip K.

Marshall, Steven J. Finkle, UDF

Holdings, L.P., UDFH General

Services, L.P., and UDFH Land

Development, L.P., and Nominal

Defendant United Development

Funding Income Fund V

LAW OFFICE OF CHRISTOPHER J.

GRAY, P.C

Christopher J. Gray

chris@investorlawyers.net

Michael J. Giarrusso

mike@investorlawyers.net

360 Lexington Avenue, 14th Floor

New York, New York 10017

Telephone: (212) 838-3221

Facsimile: (212) 937-3139

TOWNS LAW FIRM, P.C.

Cody L. Towns

Texas State Bar No. 24034713

ctowns@townslawfirm.com

1314 West McDermott, Ste. 106-626

Allen, Texas 75013

Telephone: (469) 964-2780

Facsimile: (469) 533-3655

Counsel for Plaintiff

3

BURLESON, PATE & GIBSON LLP

Michael P. Gibson

Texas State Bar No. 07871500

mgibson@bp-g.com

Camille Knight

Texas State Bar No. 24027124

cknight@bp-g.com

900 Jackson Street Suite 330

Dallas, Texas 75202

Telephone: (214) 871-4900

Facsimile: (214) 871-7543

Counsel for Defendant

Hollis M. Greenlaw

JONES DAY

Evan P. Singer

Texas State Bar No. 24037501

epsinger@jonesday.com

Weston C. Loegering

Texas State Bar No. 1281550

wcloegering@jonesday.com

2727 North Harwood Street

Dallas, Texas 75201

Telephone: (214) 969-5264

Facsimile: (214) 969-5100

Counsel for Defendant

Cara D. Obert

HALLETT & PERRIN PC

Stewart H. Thomas

Texas State Bar No. 19868950

sthomas@hallettperrin.com

Tom M. Dees III

Texas State Bar No. 24034412

tdees@hallettperrin.com

Elizabeth Fitch

Texas State Bar No. 24075777

efitch@hallettperrin.com

1445 Ross Avenue, Suite 2400

Dallas, Texas 75202

Telephone: (214) 922-4114

Facsimile: (214) 922-4160

Counsel for Defendant

Eustace W. Mita

AKIN GUMP STRAUSS HAUER &
    FELD LLP

Michelle A. Reed

Texas State Bar No. 24041758

mreed@akingump.com

M. Scott Barnard

Texas State Bar No. 24001690

sbarnard@akingump.com

1700 Pacific Avenue, Suite 4100

Dallas, Texas 75201

Telephone: (214) 969-2800

Facsimile: (214) 969-4343

Counsel for Defendant

William M. Kahane

Any Current UDF V Shareholder who does not timely make his, her, or its objection to the Settlement shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the proposed Settlement and shall otherwise be bound by the judgment to be entered on the releases given.

PLEASE DO NOT CONTACT THE COURT, THE CLERK OF THE COURT OF UDF V REGARDING THIS NOTICE

Dated: March 16, 2018	BY ORDER OF THE HON. MELODY WILKINSON

4

Exhibit B

Cause No. 017-289273-16

THE LAWRENCE C. HEADLEY LIVING TRUST by Lawrence C. Headley, Trustee, derivatively on behalf of UNITED DEVELOPMENT FUNDING INCOME FUND V,

Plaintiff,

v.

HOLLIS M. GREENLAW, et al.,

-and-

UNITED DEVELOPMENT FUNDING INCOME FUND V,

Nominal Defendant.

§ § § § § § § § § § § § § § §	IN THE DISTRICT COURT 17th JUDICIAL DISTRICT TARRANT COUNTY, TEXAS

final order and judgment

This matter came before the Court for a Settlement Hearing pursuant to the Order of this Court, dated _________ (“Order”), on the application of the Settling Parties for approval of the settlement set forth in the Stipulation of Settlement dated February 27, 2018 (the “Stipulation”). Due and adequate notice having been given to United Development Funding Income Fund V Shareholders as required in said Order, the Court having considered all papers filed and proceedings had herein, and being otherwise fully informed in the premises, for good cause shown, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that:

1.        This Final Order and Judgment (the “Judgment”) incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation.

2.        This Court has jurisdiction over the subject matter of the Action, including all matters necessary to effectuate the Settlement, and over all parties to the Action, including Plaintiffs, the Individual Defendants, the UDF V Advisor Defendants, and UDF V.

3.        The Court finds that the Summary Notice of Pendency and Proposed Settlement published in Investor’s Business Daily, or in such other form and manner as the Court has directed, and the Notice of Pendency and Proposed Settlement of Derivative Litigation and Hearing posted on the website of UDF V, and filed with the U.S. Securities and Exchange Commission via its EDGAR database, provided the best notice practicable under the circumstances of these proceedings and of the matters set forth therein, including the Settlement set forth in the Stipulation, to all persons entitled to such notice, and said notices fully satisfied the requirements of due process and Texas law, including Section 21.560 of the Texas Business Organizations Code.

4.        The Court finds that the Settlement is fair, reasonable, and adequate as to each of the Settling Parties, and hereby finally approves the Stipulation and the Settlement in all respects, finds that the Settlement provides substantial benefits to UDF V and its shareholders, and orders the Settling Parties to perform its terms to the extent the Settling Parties have not already done so.

5.        This action and all claims contained therein or otherwise encompassed thereby are dismissed with prejudice. As between Plaintiff, UDF V, the Individual Defendants and the UDF V Advisor Defendants, the Settling Parties are to bear their own costs, except as otherwise provided in the Stipulation.

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6.        Upon the entry of the Judgment, Plaintiff, derivatively on behalf of UDF V, Plaintiff’s counsel, UDF V and each UDF V shareholder shall have, and by operation of this Judgment shall be deemed to have, with respect to each and every Released Claim, released and forever discharged, and shall forever be barred and enjoined from initiating, continuing, filing, or otherwise prosecuting, any Released Claims against any of the Released Persons. Nothing herein shall, however, bar any action or claim to enforce the terms of the Stipulation or this Judgment. Furthermore, notwithstanding anything stated anywhere herein, Defendants are not releasing any claims arising from or relating to the claims set forth in United Development Funding, L.P. et al. v. J. Kyle Bass et al., Dallas County Court No. CC-17 -06253-B (filed November 28, 2017), and nothing herein shall be interpreted as limiting or affecting Defendants’ claims in that action in any way, as it currently exists or as it may be amended.

7.        Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be used as an admission of, or evidence of, the validity of any Released Claim, or of any wrongdoing or liability of the Defendants or the Released Persons; or (b) is or may be deemed to be or may be used as an admission of, or evidence of, any fault or omission of any of the Defendants or the Released Persons in any proceeding of any nature. UDF V, any of the Individual Defendants, UDF V Advisor Defendants or any Released Person may file the Stipulation and/or the Judgment in any action that has been or may be brought against him, her, or it in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction, or any other theory of claim preclusion or issue preclusion, or similar defense or counterclaim.

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8.        Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction over: (a) implementation of the Settlement; and (b) the Settling Parties for the purpose of construing, enforcing, and administering the Stipulation and Settlement, including, if necessary, setting aside and vacating this Judgment, on motion of a party, to the extent consistent with and in accordance with the Stipulation if any condition set forth in Section 4.1 of the Stipulation fails to occur.

9.        This Judgment is a final, appealable judgment and should be entered forthwith by the Clerk.

IT IS SO ORDERED.

DATED:_____________, 2018
HON. MELODY WILKINSON

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